UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 02, 2026

Ondas Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39761	47-2615102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue Suite 800
West Palm Beach, Florida		33401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 350-9994

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on July 2, 2026, Ondas Inc. (the “Company”) acquired 100% of the issued and outstanding membership interests of High Point UAS, LLC, a Delaware limited liability company (“High Point”), pursuant to that certain Unit Purchase Agreement (the “Agreement”), by and among the Company, High Point, Highlander Partners Defense, LLC, a Delaware limited liability company (“Highlander”), DZYNE Management Holdings, LLC, a Delaware limited liability company, High Flight Corporation, a Delaware corporation, and Highlander, in its capacity as the Sellers Representative (as defined in the Agreement).

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 6, 2026 (the "Original 8-K"), to include (i) the audited consolidated financial statements of High Point and its subsidiaries as of and for the year ended December 31, 2025, (ii) the unaudited condensed consolidated financial statements of High Point and its subsidiaries as of and for the three months ended March 31, 2026, and (iii) the unaudited pro forma financial information of High Point and its subsidiaries as of and for the year ended December 31, 2025 and three months ended March 31, 2026, required by Item 9.01(a) and 9.01(b) of Form 8-K. This Amendment No. 1 should be read together with the Original 8-K. Except as set forth herein, no other changes have been made to information contained in the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The financial statements of the business acquired required by Item 9.01(a) of Form 8-K are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro forma financial information

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Wipfli LLP.
99.1	Revised Audited Consolidated Financial Statements of High Point UAS, LLC and Subsidiaries, as of and for the year ended December 31, 2025.
99.2	Unaudited Consolidated Financial Statements of High Point UAS, LLC and Subsidiaries, as of and for the three months ended March 31, 2026.
99.3

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2026 and the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONDAS INC.

Date:	August 11, 2026	By:	/s/ Eric A. Brock
Eric A. Brock Chief Executive Officer